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                                                                    EXHIBIT 23.1



                CONSENT OF PHILLIPS, GARDILL, KAISER & ALTMEYER
                -----------------------------------------------


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the Registration Statement on Form S-4 of Wesbanco, Inc.



                                   PHILLIPS, GARDILL, KAISER & ALTMEYER


                                   By /s/ JAMES C. GARDILL
                                      ------------------------
                                          James C. Gardill


February 5, 1998